UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2023

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Bedford Street Lexington, MA 02420
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2023, iSpecimen Inc. (the “Company”) entered into a Second Amendment to the First Amended and Restated Executive Employment Agreement with Tracy Curley, the Chief Executive Officer, Chief Financial Officer and Treasurer of the Company (the “Second Amendment”). A prior amendment to the First Amended and Restated Executive Employment Agreement was entered by and between the Company and Ms. Curley on January 24, 2023 solely to correct a clerical error in the vesting dates of certain equity awards and was deemed immaterial (the “First Amendment”).

Pursuant to the Second Amendment, the Company shall use its reasonable best efforts to nominate Ms. Curley to serve as a member of the Board of Directors of the Company (the “Board”) for so long as she is employed as the Chief Executive Officer of the Company and no additional compensation will be made to Ms. Curley for her service as a member of the Board. In addition, in the event that Ms. Curley’s employment as Chief Executive Officer is terminated or she resigns or becomes unaffiliated with the Company, Ms. Curley shall tender her resignation from the Board unless otherwise agreed upon by both parties.

The foregoing descriptions of the terms of the First Amendment and Second Amendment are qualified in their entirety by reference to the provisions of the First Amendment and Second Amendment filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to First Amended and Restated Executive Employment Agreement, dated January 24, 2023, by and between Tracy Wilson Curley and iSpecimen Inc.
10.2	Second Amendment to First Amended and Restated Executive Employment Agreement, dated March 31, 2023, by and between Tracy Wilson Curley and iSpecimen Inc.
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023

iSPECIMEN INC.

By:	/s/ Tracy Curley
Name: Tracy Curley
Title: Chief Executive Officer